                        INDEPENDENT AUDITORS' CONSENT

We  consent  to the use in the  Pre-effective  Amendment  No. 2 to  Registration
Statement No.  (333-103196) of Medix  Resources,  Inc. on Form S-3 of our report dated  February 14, 2003,  appearing  in the  prospectus,  which is part of this
Registration  Statement.  We also  consent  to the  reference  to us  under  the headings "Experts" in such prospectus.

                                          /s/Ehrhardt Keefe Steiner & Hottman PC
                                             Ehrhardt Keefe Steiner & Hottman PC

April 30, 2003
Denver, Colorado